SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Xtrackers Russell 1000 US Quality at a Reasonable Price ETF (QARP)
The following disclosure supplements the table in the “Transaction Fees” sub-section of the “Investing in the Funds” section in the fund’s prospectus:
Effective March 9, 2023, the standard creation and redemption transaction fee for the fund is $850.
Please Retain This Supplement for Future Reference
March 9, 2023
PROSTKR23-08